Principal Variable Contracts Funds, Inc.
Supplement dated September 4, 2026
to the Statement of Additional Information
dated May 1, 2026
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective September 8, 2026, under Fund Operating Expenses, delete the first paragraph and replace with the following:
Except for certain Fund expenses set out below, PGI is responsible for expenses, administrative duties, and services, including the following: expenses incurred in connection with the registration of the Funds and the Funds’ shares with the SEC; office space, facilities, and costs of keeping the Funds’ books; compensation of all personnel who are officers and all Board Members who are affiliated with PGI; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of the open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life, and some or all of the administrative duties and services may be delegated by PGI to Principal Life or an affiliate thereof. Additionally, State Street Bank and Trust Company is responsible for certain accounting services and administrative duties for the Funds pursuant to a Sub-Administrative Services Agreement described under the section Fund Custodians and Sub-Administrator below.
Effective September 8, 2026, delete the section titled Fund Custodians and Sub-Administrator and replace with the following:
Fund Custodians and Sub-Administrator
State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian and sub-administrator. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016.
PGI has entered into a Sub-Administrative Services Agreement with State Street, under which State Street provides necessary administrative and treasury services, including financial reporting, for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with PVC.
Under the Custody Agreement with PVC, State Street maintains separate accounts for cash, securities, and other assets of each Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of PVC, to deliver securities held by State Street and to make payments for securities purchased by PVC for each Fund. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside of the United States.
The Bank of New York Mellon, One Wall Street, New York, NY 10286 serves as a custodian to certain Funds for sanctioned Russian securities held by those Funds. Bank of New York Mellon performs no managerial or policy-making functions for the Funds. Prior to August 3, 2026, The Bank of New York Mellon served as the Funds’ sole custodian.

Effective September 8, 2026, delete the first paragraph under the section Securities Lending Agent and replace with the following:
Securities Lending Agent
State Street serves as the securities lending agent for the Funds to the extent that they participate in securities lending. Prior to September 8, 2026, The Bank of New York Mellon served as securities lending agent for the Funds.
The services provided by State Street, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.
Information regarding securities lending during the Funds’ fiscal year ended December 31, 2025 is in the table below. The Bank of New York Mellon served as securities lending agent for the Funds for the fiscal year ended December 31, 2025.
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